SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) November 1, 2001
                                  ----------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On November 1, 2001, General Motors Corporation (GM) issued a news release announcing October production results and fourth quarter production plans. The release is as follows:

                 GM October 'Keep America Rolling' Sales Up 31%
                 ----------------------------------------------

                  - Best Sales Since September 1986
                  - GM October Truck Sales up 47%, GM Car Sales up 16%
                  - GM SUVs Continue on Industry Record Pace
                  - Total Sales up despite decline in fleet sales

   GM Announces October Production Results and Fourth Quarter Production Plans

      DETROIT -- General Motors dealers sold 554,652 new cars and trucks in October in the United States, spurred on by GM's Keep America Rolling program. Vehicle sales were significantly stronger than expected, keeping the industry on pace for the third-best year ever. GM October sales were the best since September 1986.

       "What else can you say about October sales but WOW! Keep America Rolling clearly brought buyers into our dealerships with GM sales up 31 percent, despite a decline of 60 percent in daily rental fleet sales," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "Our intent was to promote a clear, simple program that would make a significant impact. Not only did we exceed all sales expectations but early indications show a significant increase in new buyer conquest rates, proof once again that GM products being launched this year are bringing in new customers."

      Lovejoy continued, "These outstanding results would not have been possible without our dealers strong support and local promotional efforts."

GM TRUCK SALES HIGHLIGHTS
-------------------------

      GM increased its industry truck leadership with 310,538 sales in October (up 47 percent), an all-time monthly sales record, putting GM on pace to have its best truck sales year in history. For October, GM's industry-leading truck lineup was led once again by midsize utilities, full-size utilities and full-size pickups, which all reported records. The strongest results in October came from sport utility vehicle (SUV) sales, keeping GM on pace to set an all-time industry SUV calendar year record. GM's full-size utilities (64,894 units - up 63 percent over last year) dominated the industry once again in October led by the Chevrolet Tahoe and Suburban, GMC Yukon, Yukon XL as well as the all-new Cadillac Escalade.

      GM's all-new midsize SUVs, the Chevrolet TrailBlazer, GMC Envoy, Oldsmobile Bravada and Buick Rendezvous continued to gain sales momentum, increasing GM's midsize utility sales (56,323 units) by 47 percent over last October. GM also maintained its leadership in full-size pickups in October (129,805 units - up 103 percent over last year) and is on pace for the best year since 1978. GM expects its total truck sales leadership performance to continue through the end of the year with Buick Rendezvous, Chevrolet Avalanche and Cadillac Escalade all increasing in availability.


GM Car Sales Highlights
-----------------------

      In October, GM car sales of 244,113 were up 16 percent. For the month Cadillac achieved its best October retail car sales since 1993. In addition, solid sellers, Chevrolet Impala, Malibu and Cavalier, as well as the Pontiac Grand Am remained in the top-10 best selling cars CYTD. Furthermore, GM is expecting to build momentum in the luxury and entry level markets with all-new vehicles, Cadillac CTS, Saturn Vue and Pontiac Vibe coming to market within the next few months.


-------------------------------------------------------------------------------
October Sales Records                      CYTD Records (Cont'd)
---------------------                      ---------------------
GM Trucks                                  Chevrolet Utilities
Chevrolet Trucks                           GMC Utilities
GM Pickups                                 Chevrolet Tracker
Chevrolet Pickups                          GM Midsize utilities
GMC Pickups                                GM Full-Size utilities
GM Full-size Pickups                       Chevrolet Suburban
Chevrolet Silverado                        Chevrolet Tahoe
GMC Sierra                                 GMC Yukon and Yukon XL
GMC Utilities                              Cadillac Escalade
GM Midsize Utilities                       Chevrolet Impala
GM Utilities                               Saturn L-Series
Chevrolet Tracker
GM Full-Size Utilities                     Best Month Ever
Chevrolet Suburban                         ---------------
Chevrolet Tahoe                            GM Trucks
GMC Full-Size utilities                    Chevrolet Trucks
GMC Yukon XL                               GM Pickups
Cadillac Escalade                          Chevrolet Pickups
Chevrolet Impala                           GMC Pickups
Chevrolet Cavalier                         GM Full-Size Pickups
Saturn L-Series                            Chevrolet Silverado
                                           GMC Sierra
CYTD Records                               GM Utilities
------------                               GM Midsize Utilities
GM Trucks                                  GM Full-Size Utilities
GM Pickups                                 Chevrolet Impala
Chevrolet Trucks
GM Utilities
-------------------------------------------------------------------------------

      GM reported another strong sales month of approximately 16,900 total used certified vehicles, including the Cadillac and Saturn certified brands. The GM Certified Used Vehicle brand achieved record numbers for the fifth consecutive month exceeding 13,800 sales.

GM Announces October Results and Fourth Quarter Production Plans
----------------------------------------------------------------

       In October, GM produced 485,500 vehicles (215,500 cars and 270,000 trucks) in North America, down from 527,000 vehicles (261,000 cars and 266,000 trucks) produced in October 2000. (Production totals include joint venture production of 10,000 vehicles in October 2001 and 13,000 vehicles in October 2000.)

      Because GM's Keep America Rolling campaign has led to two strong months of retail sales, GM is reaffirming its previous fourth-quarter production guidance of 1.27 million vehicles (563,000 cars and 707,000 trucks).

     GM also announced the following production estimates for its international regions:

         o GM Europe - The fourth-quarter estimate is 439,000 vehicles, unchanged.
         o GM Asia Pacific - The fourth-quarter estimate is 77,000
           vehicles, down from the previous estimate of 83,000 vehicles.
         o GM Latin America, Africa and the Middle East -The fourth-quarter estimate is 122,000 vehicles, down from the previous estimate of
           145,000 vehicles.

Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on the Sales/Production icon.

In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                October                 January - October
                      ---------------------------------------------------------
 Curr S/D:   27                             % Chg
 Prev S/D:   26         2001     2000      per S/D    2001      2000     % Chg
-------------------------------------------------------------------------------
Vehicle  Total         554,652   407,168    31.2   4,178,125   4,294,199   -2.7
-------------------------------------------------------------------------------
Car Total              244,113   203,396    15.6   2,001,256   2,212,348   -9.5
-------------------------------------------------------------------------------
Truck Total            310,539   203,772    46.8   2,176,869   2,081,851    4.6
-------------------------------------------------------------------------------
Light Truck Total      306,800   201,819    46.4   2,142,238   2,048,458    4.6
-------------------------------------------------------------------------------
Light Vehicle Total    550,913   405,215    30.9   4,143,494   4,260,806   -2.8
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
   Market Division
   Vehicle Total
                                                      Calendar Year-to-Date
                                October                 January - October
                      ---------------------------------------------------------
                                            % Chg
                         2001     2000      per S/D    2001      2000     % Chg
-------------------------------------------------------------------------------
Buick                   45,926    33,948    30.3     346,580     355,871   -2.6
Cadillac                20,155    13,668    42.0     145,128     162,058  -10.4
Chevrolet              313,747   207,850    45.4   2,271,399   2,255,503    0.7
GMC                     65,957    43,250    46.9     457,714     454,775    0.6
Hummer                      67        59     9.4         638         773  -17.5
Oldsmobile              18,533    25,489   -30.0     208,003     250,126  -16.8
Other -  Isuzu           1,102         0   ***.*      12,958           0  ***.*
Pontiac                 54,409    60,469   -13.4     473,308     547,240  -13.5
Saab                     4,820     3,681    26.1      32,234      32,595   -1.1
Saturn                  29,936    18,754    53.7     230,163     235,258   -2.2
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    238,723   199,027    15.5   1,959,620   2,165,345   -9.5
-------------------------------------------------------------------------------
Light                  306,800   201,819    46.4   2,142,238   2,048,458    4.6
Truck
-------------------------------------------------------------------------------

Twenty-seven selling days for the October period this year and twenty-six for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporatioon as reported to General Motors by American Isuzu Motors, Inc.

Please Note: The Light sub-totals will be different than reported the prior year due to the implementation of 2001 Segmentation, which moved some Light Trucks to Medium.







                                                  2-1P
                                     GM Car Deliveries - (United States)
                                              October 2001
------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                         (1)     October             January - October
                         -----------------------------------------------------
                                          %Chg
                          2001    2000   per S/D     2001      2000      %Chg
                         -----------------------------------------------------
       Selling Days (S/D)  27      26
------------------------------------------------------------------------------

Century                   14,870  10,421   37.4   123,161    129,336      -4.8
LeSabre                   15,939  11,754   30.6   126,854    127,386      -0.4
Park Avenue                3,841   4,272  -13.4    30,535     40,504     -24.6
Regal                      4,783   7,500  -38.6    44,590     58,603     -23.9
Riviera                        2       1   92.6         6         42     -85.7
      Buick Total         39,435  33,948   11.9   325,146    355,871      -8.6
------------------------------------------------------------------------------
Catera                       570     688  -20.2     9,402     14,408     -34.7
DeVille                   10,369   8,130   22.8    81,230     92,740     -12.4
Eldorado                   1,311   1,156    9.2     8,820     10,175     -13.3
Seville                    3,308   2,050   55.4    21,250     24,300     -12.6
     Cadillac Total       15,558  12,024   24.6   120,702    141,623     -14.8
------------------------------------------------------------------------------
Camaro                     4,955   2,961   61.1    30,529     36,613     -16.6
Cavalier                  30,713  18,010   64.2   204,822    204,212       0.3
Corvette                   4,647   2,748   62.8    29,097     26,498       9.8
Impala                    27,661  12,254  117.4   178,260    149,120      19.5
Lumina                        34   4,505  -99.3    17,618     36,661     -51.9
Malibu                    13,597  15,489  -15.5   159,172    185,968     -14.4
Metro                          5   2,063  -99.8     6,478     29,116     -77.8
Monte Carlo                9,767   4,316  117.9    63,839     58,176       9.7
Prizm                      2,665   3,164  -18.9    41,655     44,749      -6.9
    Chevrolet Total       94,044  65,510   38.2   731,470    771,113      -5.1
------------------------------------------------------------------------------
Alero                      6,883   9,596  -30.9    97,669    109,003     -10.4
Aurora                     2,499   2,407    0.0    22,453     22,529      -0.3
Cutlass                        0       9  ***.*        19      1,185     -98.4
Eighty Eight                   0       5  ***.*         4        448     -99.1
Intrigue                   3,483   5,191  -35.4    35,955     56,148     -36.0
    Oldsmobile Total      12,865  17,208  -28.0   156,100    189,313     -17.5
------------------------------------------------------------------------------
Bonneville                 5,144  11,140  -55.5    43,000     59,570     -27.8
Firebird                   3,519   2,111   60.5    22,167     27,234     -18.6
Grand Am                  15,717  21,021  -28.0   164,282    194,670     -15.6
Grand Prix                15,311  12,121   21.6   111,293    133,088     -16.4
Sunfire                    7,764   5,878   27.2    64,699     72,013     -10.2
     Pontiac Total        47,455  52,271  -12.6   405,441    486,575     -16.7
------------------------------------------------------------------------------
900                            0       0  ***.*         0         58     ***.*
9000                           0       0  ***.*         0         18     ***.*
9-3                        2,518   1,253   93.5    16,560     16,379       1.1
9-5                        2,302   2,428   -8.7    15,674     16,140      -2.9
    Saab Total             4,820   3,681   26.1    32,234     32,595      -1.1
------------------------------------------------------------------------------
Saturn EV1                     0       0  ***.*         0        411     ***.*
Saturn L Series           11,261   5,916   83.3    86,632     80,615       7.5
Saturn S Series           18,675  12,838   40.1   143,531    154,232      -6.9
      Saturn Total        29,936  18,754   53.7   230,163    235,258      -2.2
------------------------------------------------------------------------------
        GM Total         244,113 203,396   15.6 2,001,256  2,212,348     -9.5
------------------------------------------------------------------------------
                         GM Car Deliveries by Production Source
------------------------------------------------------------------------------
GM North America *       238,723 199,027   15.5 1,959,620  2,165,345      -9.5
------------------------------------------------------------------------------
GM Import                  5,390   4,369   18.8    41,636     47,003     -11.4
------------------------------------------------------------------------------
        GM Total         244,113 203,396   15.6 2,001,256  2,212,348      -9.5
------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                                  2-1P
                                     GM Car Deliveries - (United States)
                                              October 2001
------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                         (1)     October             January - October
                         -----------------------------------------------------
                                          %Chg
                          2001    2000   per S/D     2001      2000      %Chg
                         -----------------------------------------------------
       Selling Days (S/D)  27      26
------------------------------------------------------------------------------
     GM Car Deliveries by Production Source and Marketing Division
------------------------------------------------------------------------------
Buick Total               39,435  33,948   11.9   325,146    355,871      -8.6
Cadillac Total            14,988  11,336   27.3   111,300    127,215     -12.5
Chevrolet Total           94,044  65,510   38.2   731,470    771,113      -5.1
Oldsmobile Total          12,865  17,208  -28.0   156,100    189,313     -17.5
Pontiac Total             47,455  52,271  -12.6   405,441    486,575     -16.7
Saturn Total              29,936  18,754   53.7   230,163    235,258      -2.2
    GM North America
      Total*             238,723 199,027   15.5 1,959,620  2,165,345      -9.5
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Cadillac Total               570     688  -20.2     9,402     14,408     -34.7
Saab Total                 4,820   3,681   26.1    32,234     32,595      -1.1
    GM Import Total        5,390   4,369   18.8    41,636     47,003     -11.4
------------------------------------------------------------------------------
              GM Vehicle Deliveries by Marketing Division
------------------------------------------------------------------------------
Buick Total               45,926  33,948   30.3   346,580    355,871      -2.6
Cadillac Total            20,155  13,668   42.0   145,128    162,058     -10.4
Chevrolet Total          313,747 207,850   45.4 2,271,399  2,255,503       0.7
GMC Total                 65,957  43,250   46.9   457,714    454,775       0.6
Hummer Total                  67      59    9.4       638        773     -17.5
Oldsmobile Total          18,533  25,489  -30.0   208,003    250,126     -16.8
Other-Isuzu Total          1,102       0  ***.*    12,958          0     ***.*
Pontiac Total             54,409  60,469  -13.4   473,308    547,240     -13.5
Saab Total                 4,820   3,681   26.1    32,234     32,595      -1.1
Saturn Total              29,936  18,754   53.7   230,163    235,258      -2.2
     GM Total            554,652 407,168   31.2 4,178,125  4,294,199      -2.7
------------------------------------------------------------------------------
* Includes US/Canada/Mexico




                                                   3-1P
                                   GM Truck Deliveries - (United States)
                                              October 2001
------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                         (1)     October             January - October
                         -----------------------------------------------------
                                          %Chg
                          2001    2000   per S/D     2001      2000      %Chg
                         -----------------------------------------------------
       Selling Days (S/D)  27      26
------------------------------------------------------------------------------
Rendezvous                 6,491       0  ***.*    21,434          0     ***.*
    Total Buick            6,491       0  ***.*    21,434          0     ***.*
------------------------------------------------------------------------------
Escalade                   4,597   1,644  169.3    24,426     20,435      19.5
  Total Cadillac           4,597   1,644  169.3    24,426     20,435      19.5
------------------------------------------------------------------------------
Astro                      4,595   6,201  -28.6    51,423     83,030     -38.1
C/K Suburban(Chevy)       18,609  10,230   75.2   127,346    110,913      14.8
Chevy C/T Series             833     470   70.7     5,430      7,149     -24.0
Chevy P Models & Mtr Hms       0      21  ***.*        73        567     -87.1
Chevy W Series               188     208  -13.0     1,650      2,001     -17.5
Express Cutaway/G Cut      1,700   1,721   -4.9    13,863     17,906     -22.6
Express Panel/G Van        6,232   5,885    2.0    55,816     67,703     -17.6
Express/G Sportvan           718   1,019  -32.1    12,846     12,854      -0.1
S/T Blazer                 9,407  21,946  -58.7   133,808    201,835     -33.7
S/T Pickup                15,307  19,502  -24.4   140,211    190,983     -26.6
Tahoe                     23,474  13,037   73.4   167,980    120,955      38.9
Tracker                    4,845   3,390   37.6    45,408     41,334       9.9
TrailBlazer               24,531       0  ***.*    80,218          0     ***.*
Venture                    7,468  10,754  -33.1    76,645     87,224     -12.1
 ..............................................................................
     Avalanche            12,915       0  ***.*    35,988          0     ***.*
     Silverado-C/K
       Pick-up            88,881  47,956   78.5   591,224    539,936       9.5
Chevrolet Fullsize
       Pick-ups          101,796  47,956  104.4   627,212    539,936      16.2
 ..............................................................................
  Chevrolet Total        219,703 142,340   48.6 1,539,929  1,484,390       3.7
------------------------------------------------------------------------------
C/K Suburban(GMC)              3      37  -92.2        37      4,738     -99.2
Envoy                      9,026       0  ***.*    35,852          0     ***.*
GMC C/T Series             1,256     945   28.0    10,912     19,472     -44.0
GMC W Series                 359     301   14.9     3,592      3,772      -4.8
P Models & Mtr Hms(GMC)        1       8  -88.0        16        432     -96.3
S/T Jimmy                  1,196   9,013  -87.2    29,884     70,009     -57.3
Safari (GMC)               1,418   1,566  -12.8    16,318     28,196     -42.1
Savana Panel/G Classic     2,191   2,142   -1.5    20,822     26,151     -20.4
Savana Special/G Cut         486     681  -31.3     9,202      8,240      11.7
Savana/Rally                 179     256  -32.7     2,147      3,244     -33.8
Sierra                    28,009  13,621   98.0   172,329    159,965       7.7
Sonoma                     3,689   5,667  -37.3    35,810     46,016     -22.2
Yukon                      9,139   4,715   86.6    63,815     45,914      39.0
Yukon XL                   9,005   4,298  101.8    56,978     38,626      47.5
     GMC Total            65,957  43,250   46.9   457,714    454,775       0.6
------------------------------------------------------------------------------
Hummer H1                     67      59    9.4       638        773     -17.5
   Hummer Total               67      59    9.4       638        773     -17.5
------------------------------------------------------------------------------
Bravada                    2,942   3,020   -6.2    19,890     26,073     -23.7
Silhouette                 2,726   5,261  -50.1    32,013     34,740      -7.8
 Oldsmobile Total          5,668   8,281  -34.1    51,903     60,813     -14.7
------------------------------------------------------------------------------
Other-Isuzu F Series         204       0  ***.*     1,919          0     ***.*
Other-Isuzu N Series         898       0  ***.*    11,039          0     ***.*
  Other-Isuzu Total        1,102       0  ***.*    12,958          0     ***.*
------------------------------------------------------------------------------
Aztek                      2,730   2,926  -10.2    24,748      6,681     270.4
Montana                    4,224   5,269  -22.8    43,119     53,944     -20.1
Trans Sport                    0       3  ***.*         0         40     ***.*
   Pontiac Total           6,954   8,198  -18.3    67,867     60,665      11.9
------------------------------------------------------------------------------
     GM Total            310,539 203,772   46.8 2,176,869  2,081,851       4.6
------------------------------------------------------------------------------
                       GM TRUCK Deliveries by Production Source
-----------------------------------------------------------------
GM North America *       309,290 203,463   46.4 2,163,996  2,077,952       4.1
------------------------------------------------------------------------------
GM Import                  1,249     309  289.2    12,873      3,899     230.2
------------------------------------------------------------------------------
     GM Total            310,539 203,772   46.8 2,176,869  2,081,851       4.6
------------------------------------------------------------------------------
                  GM Light Duty Truck Deliveries by Production Source
------------------------------------------------------------------------------
GM North America *       306,800 201,819   46.4 2,142,238  2,048,458       4.6
------------------------------------------------------------------------------
GM Import                      0       0  ***.*         0         0      ***.*
------------------------------------------------------------------------------
     GM Total            306,800 201,819   46.4 2,142,238  2,048,458       4.6
------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico





                                                   3-1P
                                   GM Truck Deliveries - (United States)
                                              October 2001
------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                         (1)     October             January - October
                         -----------------------------------------------------
                                          %Chg
                          2001    2000   per S/D     2001      2000      %Chg
                         -----------------------------------------------------
       Selling Days (S/D)  27      26
------------------------------------------------------------------------------
              GM TRUCK Deliveries by Production Source and Marketing Division
------------------------------------------------------------------------------
Buick Total                6,491       0  ***.*    21,434          0     ***.*
Cadillac Total             4,597   1,644  169.3    24,426     20,435      19.5
Chevrolet Total          219,558 142,199   48.7 1,538,774  1,482,944       3.8
GMC Total                 65,660  43,082   46.8   455,585    452,322       0.7
Hummer Total                  67      59    9.4       638        773     -17.5
Oldsmobile Total           5,668   8,281  -34.1    51,903     60,813     -14.7
Other-Isuzu Total            295       0  ***.*     3,369          0     ***.*
Pontiac Total              6,954   8,198  -18.3    67,867     60,665      11.9
    GM North America
      Total*             309,290 203,463   46.4 2,163,996  2,077,952       4.1
------------------------------------------------------------------------------
Chevrolet Total              145     141   -1.0     1,155      1,446     -20.1
GMC Total                    297     168   70.2     2,129      2,453     -13.2
Other-Isuzu Total            807       0  ***.*     9,589          0     ***.*
    GM Import Total        1,249     309  289.2    12,873      3,899     230.2
------------------------------------------------------------------------------
        GM Light Truck Deliveries by Production Source and Marketing Division
------------------------------------------------------------------------------
Buick Total                6,491       0  ***.*    21,434          0     ***.*
Cadillac Total             4,597   1,644  169.3    24,426     20,435      19.5
Chevrolet Total          218,682 141,641   48.7 1,532,776  1,474,673       3.9
GMC Total                 64,341  41,996   47.5   443,194    431,099       2.8
Hummer Total                  67      59    9.4       638        773     -17.5
Oldsmobile Total           5,668   8,281  -34.1    51,903     60,813     -14.7
Pontiac Total              6,954   8,198  -18.3    67,867     60,665      11.9
    GM North America
      Total*             306,800 201,819   46.4 2,142,238  2,048,458       4.6
------------------------------------------------------------------------------


          GM Light Truck Deliveries by Marketing Division
------------------------------------------------------------------------------
Buick Total                6,491       0  ***.*    21,434          0     ***.*
Cadillac Total             4,597   1,644  169.3    24,426     20,435      19.5
Chevrolet Total          218,682 141,641   48.7 1,532,776  1,474,673       3.9
GMC Total                 64,341  41,996   47.5   443,194    431,099       2.8
Hummer Total                  67      59    9.4       638        773     -17.5
Oldsmobile Total           5,668   8,281  -34.1    51,903     60,813     -14.7
Pontiac Total              6,954   8,198  -18.3    67,867     60,665      11.9
    GM Total             306,800 201,819   46.4 2,142,238  2,048,458       4.6
------------------------------------------------------------------------------

* Includes US/Canada/Mexico





                             GM Production Schedule - 11/01

                 ----------------------------------------------------------------------
                       GMNA                                     Total      Memo:
                 --------------------
Units 000s       Car*   Truck*  Total   GME**  GMLAAM   GMAP   Worldwide   NUMMI   CAMI
----------       ----   -----   -----   -----  ------   ----   ---------   -----   ----
2001 Q4 #         563     707   1,270     439     122     77     1,908        9      16
O/(U) prior       ^See footnote below
forecast:@         NA      NA      NA       0     (23)    (6)       NA        0       0
---------------------------------------------------------------------------------------

----------------------------------------------------------------------
                       GMNA                                     Total         Memo:
                 --------------------
Units 000s       Car    Truck   Total   GME    GMLAAM   GMAP   Worldwide   NUMMI   CAMI
----------       ----   -----   -----   -----  ------   ----   ---------   -----   ----

   1997
1st Qtr.          797     645   1,442     472     130     32     2,076       16      30
2nd Qtr.          809     650   1,459     521     162     33     2,175       17      29
3rd Qtr.          712     557   1,269     417     170     31     1,887       13      21
4th Qtr.          765     693   1,458     464     142     37     2,101       11      18
                 ----   -----   -----   -----    ----    ---    ------      ---     ---
    CY          3,083   2,545   5,628   1,873     604    133     8,238       57      98

   1998
1st Qtr.          673     702   1,375     424     146     36     1,981       16      10
2nd Qtr.          615     557   1,172     479     153     39     1,843        7      14
3rd Qtr.          592     410   1,002     440     137     37     1,616       11       3
4th Qtr.          819     691   1,510     522      89     36     2,157       12      18
                 ----   -----  ------    ----     ---    ---    ------      ---     --
    CY          2,699   2,360   5,059   1,864     525    148     7,596       46      45

   1999
1st Qtr.          781     725   1,506     524      93     38     2,161       12      23
2nd Qtr.          760     795   1,555     533     110     25     2,223       12      23
3rd Qtr.          660     699   1,359     427     112     47     1,945       13      17
4th Qtr.          759     694   1,453     530      97     47     2,127       12      26
                 ----    ----  ------    ----     ---    ---    ------      ---      --
    CY          2,960   2,913   5,873   2,014     412    157     8,456       49      89

   2000
1st Qtr.          746     775   1,521     572     118     40     2,251       13      24
2nd Qtr.          787     781   1,568     534     140     45     2,287       13      23
3rd Qtr.          689     630   1,319     374     151     53     1,897       12      22
4th Qtr.          670     694   1,364     513     135     47     2,059       12      23
                 ----    ----  ------    ----    ----    ---    ------      ---     --
    CY          2,892   2,880   5,772   1,993     544    185     8,494       50      92

   2001
1st Qtr.          581     633   1,214     538     137     51     1,940       13      14
2nd Qtr.          638     726   1,364     491     165     64     2,084       13      16
3rd Qtr.          573     664   1,237     375     145     75     1,832       11      15
4th Qtr. #        563     707   1,270     439     122     77     1,908        9      16
                 ----    ----  ------    ----    ----    ---    ------       --      --
    CY          2,355   2,731   5,086   1,843     569    267     7,765       46      61
                -----   -----   -----   -----     ---    ---     -----


      ^ The October 2, 2001 production forecast included a range for Q4'01 of 1.270M - 1.290M units. Therefore, the variance to prior forecast is not applicable for this month's production forecast.
      @  Numbers may not add due to rounding
       * NUMMI units included in GMNA Car, CAMI units included in GMNA Car and Truck figures.
      ** GME Production includes Saab back to 1999
       # Denotes estimate

Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor Web site.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      November 1, 2001
      ----------------
                                            By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)